Exhibit 10.97

PNC	MIDLAND
LOAN
REAL ESTATE	SERVICES

March 2, 2021

VIA EMAIL

LF Lubbock Expo LLC, et al

Attn: Chris Johnston

1635 43rd Street S, Suite 205

Fargo, ND 58103		Email Address: kcox@lodqinqfund.com

RE:	Midland Loan: XXXXXXX ("Loan")
Borrower: LF Lubbock Expo LLC and LF3 Lubbock Expo TRS LLC ("Borrower")

Dear Borrower:

Midland Loan Services, a Division of PNC Bank, National Association ("Midland") as Master Servicer and/or Special Servicer for WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR MORGAN STANLEY CAPITAL I TRUST 2019-H6, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES  2019-H6 ("Lender") is in receipt of Borrower's request to temporarily waive all property-related  financial  and  leasing tests (i.e. LTV, DSCR, Debt Yield and occupancy percentage) under the applicable loan documents (the "Loan Documents") for a period from and including, 6/30/2020, through and including 6/30/2021 (the "Transaction"). Midland conditionally grants its consent to the Transaction provided that (i) there exists no uncured Event of Default (as defined in the Loan Documents), (ii) Borrower acknowledges and agrees that except as modified by this letter, all other terms, covenants and conditions of the Loan Documents shall remain unmodified, in full force and effect and ratified by the Borrower, (iii) Borrower acknowledges acceptance of the terms of the Transaction by countersigning and returning this letter (electronic signature and transmission is acceptable);  and (iii) Borrower remits  to Midland $500, which amount represents Midland's non-refundable processing fee (the "Processing Fee"). Wiring instructions for the Processing Fee are as follows:

PNC Bank, N.A., Two PNC Plaza 620 Liberty Avenue

Pittsburgh,  PA 15222

ABA#: 043000096

Midland Loan Services Credit Account: XXXXXXXX

Ref Loan #: XXXXXXXXX

Nothing contained in this letter shall constitute a waiver of any Event of  Default  under the Loan Documents or of Lender's rights or remedies under any other indebtedness now or hereafter  existing  between Lender  and Borrower.

THIS LEITER IS BEING EXECUTED BY LENDER TO ACCOMMODATE THE REQUEST OF BORROWER, AND BORROWER UNDERSTANDS AND AGREES THAT LENDER HAS NO OBLIGATION TO GRANT ADDITIONAL MODIFICATIONS IN  THE  FUTURE.

Member of The PNC Financial Services Group

10851Mastin Boulevard • Overland Park, Kansas • 66210 800- 327-8083

www .pnc.com/ midland

PNC	MIDLAND
LOAN
REAL ESTATE	SERVICES

If you have any questions, please feel free to contact Chris Valencia at (913) 253-9248_or via email at chris.valencia@midlandls.com

Sincerely,

MIDLAND LOAN SERVICES, a Division of PNC Bank, National Association, as Servicer on behalf of Lender

/s/ Dugger Schwartz

Dugger Schwartz

Senior Vice President & Servicing Officer

ACCEPTED AND AGREED TO BY:

BORROWER:

LF3 LUBBOCK EXPO, LLC,

a Delaware limited liability company

By: Lodging Fund REIT III OP, LP

its: sole member

By: Lodging Fund REIT

its general partner

By:	/s/ Corey Maple

Name:	Corey Maple
Title:	CEO
Date:	3/9/21

BORROWER:

LF3 LUBBOCK EXPO TRS, LLC,

a Delaware limited liability company

By: Lodging Fund REIT III TRS, Inc.

its: sole member

By:	/s/ Corey Maple
Name:	Corey Maple
Title:	CEO
Date:	3/9/21

Member of The PNC Financial Services Group

10851Mastin Boulevard • Overland Park, Kansas • 66210 800- 327-8083

www .pnc.com/ midland